2008 Annual Shareholder Meeting October 21, 2008 Exhibit 99.1

Safe Harbor
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  The words
“believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform
Act.  These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters.  Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of these factors, we refer you to the Company's reports filed with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2008 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.  In light of the significant uncertainties inherent in the forward-
looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved.  For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Overview of Bank of Internet
Deposit Products
Online Retail Loan
Origination
Highly efficient operations (8 CSRs; 25,000
accounts)
Full-featured products
Online loan origination platform
– Multifamily
– First trust deeds (in process)
– Home equity
– Other consumer loans (e.g., auto, R.V.)
Self-service operations
Ability to adjust asset class and credit
standards quickly
Low fixed costs

BofI Logo Redesign

BofI Website Redesign

$7,676
$27,333
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$69
$146
$0
$20
$40
$60
$80
$100
$120
$140
$160
Increased Total Checking/Savings and MMS
Accounts and Average Checking Account
Balance
112%
Increase
Checking & Savings Balances ($ in mm)
($ in mm)
256%
Increase
Avg Checking Account Balance ($ actual)
($ actual)
Fiscal
Q1’08
Fiscal
Q1’08
Fiscal
Q1’09
Fiscal
Q1’09 (1)
1. Average checking account balance for only “High Interest” checking accounts (excludes pre-existing checking accounts)

Overview of Bank of Internet
Deposit Products
Online Retail Loan
Origination
Highly efficient operations (8 CSRs; 25,000
accounts)
Full-featured products
Online loan origination platform
– Multifamily
– First trust deeds (in process)
– Home equity
– Other consumer loans (e.g., auto, R.V.)
Self-service operations
Ability to adjust asset class and credit
standards quickly
Low fixed costs

ApartmentBank

Overview of Bank of Internet
Wholesale Banking
Servicing
Wholesale banking
– Attractively-valued investment grade
securities
– Whole loan purchases (servicing released
or retained)
Wide network of seller relationships
Significant due diligence experience
Strong track record
Experience across multiple asset classes
3,100 loans

Overview of Bank of Internet
Wholesale Banking
Servicing
Wholesale banking
– Attractively-valued investment grade
securities
– Whole loan purchases (servicing released
or retained)
Wide network of seller relationships
Significant due diligence experience
Strong track record
Experience across multiple asset classes
3,100 loans

1.24%
1.34%
1.76%
2.42%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
Q1'08 Q2'08 Q3'08 Q4'08
Our Core Net Interest Margin Improved
Dramatically
2008FY – Net Interest Margin
Increased by 118bps
in 3 quarters

56.99% 56.94%
54.96%
30.28%
57.81%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
Q1'08 Q2'08 Q3'08 Q4'08 Banks(1)
And Our Efficiency Ratio Improved Dramatically
2008FY – Efficiency Ratio
Source: FDIC statistics on depository institutions. All data excludes holding companies for banks.
1. Reported by FDIC – 424 commercial banks with $1-$10 billion in assets as of 6/30/08
One of the
lowest ratios in
the industry

$747
$651
$1,018
$1,780
$2,370
$0
$500
$1,000
$1,500
$2,000
$2,500
Q1'08 Q2'08 Q3'08 Q4'08 Q4'08(1)
Resulting In Record Net After-Tax Income and
Return On Equity
($ in 000s)
1. Q4’08 excludes $1mm pre-tax write-down of Fannie Mae preferred stock
Return On Equity
3.92% 3.24% 5.10% 9.20% 12.38%
(1)

A Comparison With Our Competitors Indicates
The Power Of Our Low-Cost Business Model
Salaries and Benefits
Premises and Equipment
Source: FDIC statistics on depository institutions for quarter-ended 6/30/08. All data excludes holding companies for banks.
1. Total of 548 institutions with $0.5-$1 billion in total assets and 424 institutions with $1-$10 billion in total assets
Bank of
Internet
Banks
$1-$10bn
(1)
Other Non-interest
Expense
Total Non-interest Expense
Core Business Margin
Before Loan Loss Provision
Banks
$0.5-$1bn
(1)
Net Interest Margin
2.47%
0.41%
0.11%
3.43%
1.62%
0.42%
3.42%
1.33%
0.36%
0.24%
1.07% 1.50%
0.76% 3.11%
3.19%
1.71%
0.32% 0.23%

Our Credit Quality Is Best-In-Class
Assets 30-89 days
delinquent
Assets >90 days
delinquent
Bank of
Internet
Banks
$1-$10bn
(1)
Assets In Non-Accrual
Banks
$0.5-$1bn
(1)
Source: FDIC statistics on depository institutions 6/30/08. All data excludes holding companies for banks.
1. Total of 548 institutions with $0.5-$1 billion in total assets and 424 institutions with $1-$10 billion in total assets
0.19%
0.03%
0.35%
0.84%
0.16%
1.20%
0.86%
0.19%
1.38%

-1%
0%
1%
2%
3%
Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08
Credit Underwriting Guidelines Were
Significantly Tightened For R.V. Loans Reducing
Losses
No losses on RV
loans originated
since August 2007
Net Loss By Vintage

-90%
-80%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08
BOFI C DSL JPM IMP GS WFC
Although BofI’s Stock Performed Well On A Relative
Basis, Its Improved Core Operating Results Have Not
Been Reflected In Its Share Price
JPM (17%)
Wells (3%)
Citigroup (64%)
ITLA (83%)
BofI (33%)
Downey (95%)
* Note: Annual share price change from the period beginning 10/17/07 and ending 10/17/08
Goldman (50%)

Investment Considerations High-Quality Consumer Franchise Attractive Valuation Scalability Strong Credit Quality Significant Earnings Upside Potential